UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 15, 2012
(Date of earliest event reported)

International Silver, Inc.
(Exact name of registrant as specified in its charter)

AZ	333-147712	86-0715596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5210 E. Williams Circle, Suite 700	85711
(Address of principal executive offices)	(Zip Code)

520-889-2040
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

International Silver is referred to herein as “we”, “our” or “us.

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 15, 2012, our Board of Directors appointed  Mr. John Kennedy of Columbus, Ohio, Mr. Clint Walker of Los Angeles, California and Mr. Russell Alley of Milford, Utah as members to our Board of Directors.  The effective date of the appointments is September 1, 2012.

Background of Director Appointments

Mr. John Kennedy is a founding member of Empire Advisors LLC., a midmarket private equity fund based in Columbus, Ohio.   Empire is an investor in our and other mining projects. including CS Mining, LLC (www.csmining.com) located near our Pioche project. Mr. Kennedy is also a Senior Partner at the law firm of Crabbe, Brown & James LLP where he practices government relations. Mr. Kennedy is a past appellate court judge and past president of City Council in Columbus Ohio. He received his Law degree in 1978 from Ohio Northern University-Claude W. Pettit College of Law and a Bachelor of Arts (Finance, with honors) degree in 1975, from the University of Bridgeport.

Mr. Clint Walker is a General Partner at Clarity Partners, L.P., a venture capital and private equity firm based in Los Angeles, California. He is Chairman of the Board of CS Mining LLC., a copper, gold and silver mining company based in Milford, Utah.  Mr. Walker also is a member of the Board of Director of TelePacific Communications and CaseStack.  Mr. Walker received his Bachelor of Business Administration in Accounting in 1985 at Pacific Union College.

Mr. Russell Alley is President of CS Mining LLC., a copper, gold and silver mining company based in Milford, Utah.  Mr. Alley has over 40 years in the mining industry focused on base metals.  He received a Bachelor of Science degree in Metallurgical Engineering at the University of Arizona in 1968 and a Masters of Science degree in Management from Troy State University in 1975.

Pursuant to a May 17, 2012 amendment to a Convertible Note Purchase Agreement (“Amendment”) between and among us, ISLV Partners, LLC and Butte Silver Mines, Inc., International Silver Nevada, Inc. and Western States Engineering, Inc. and Section 5.16 of the original Convertible Note Purchase Agreement (the “Agreement’), the Purchaser in the  Agreement and the Amendment is entitled to appoint two directors to our Board of Directors who shall each be entitled to receive annual director fees of $50,000 or as otherwise agreed by the parties. In connection therewith, Mr. John P. Kennedy and Mr. Clinton W. Walker were appointed to our Board of Directors.

With these new Director appointments, our board of Directors will consist of 7 members.

A press release announcing the Director appointments is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of International Silver, Inc. dated August 21, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SILVER, INC.

Dated: August 21, 2012	By:	/s/ Matthew Lang
Matthew Lang
Secretary

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